Exhibit 10.39
Form of Stock Option Award Agreement — Schedule A
Notice of Option Grant

Company:	Apache Corporation

Recipient Name:

Notice:	You have been granted a Stock Option to purchase Shares in accordance with the terms of the Plan and the Stock Option Award Agreement attached hereto.

Type of Award:	Non-Qualified Stock Option

Plan:	Apache Corporation 2007 Omnibus Equity Compensation Plan

Grant:	Grant Date: May 6, 2009 Option Price per Share: $

Exercisability:
Subject to the terms of the Plan and this Agreement, your Option may be exercised on and after the dates indicated below as to the percentage of Shares subject to your Option set forth below opposite each such date, plus any Shares as to which your Option could have been exercised previously but was not so exercised.

Percentage of Shares	Date
25%	The first anniversary of the Grant Date
25%	The second anniversary of the Grant Date
25%	The third anniversary of the Grant Date
25%	The fourth anniversary of the Grant Date

Notwithstanding the foregoing, in the event of your death your Option will then immediately become fully exercisable.

Expiration Date:	Your Option will expire ten years from the Grant Date, subject to earlier termination as set forth in the Plan and this Agreement.

Acceptance:
Please complete the on-line grant acceptance as promptly as possible to accept or reject your Option. You can access this through your account at www.netbenefits.com. By accepting your Option, you will have agreed to the terms and conditions set forth in this Agreement and the terms and conditions of the Plan. If you do not accept your grant you will be unable to exercise your Option.

Stock Option Award Agreement
          This Stock Option Award Agreement (this “Agreement”), dated as of the Grant Date set forth in the Notice of Option Grant attached as Schedule A hereto (the “Grant Notice”), is made between Apache Corporation (the “Company”) and the Participant set forth in the Grant Notice. The Grant Notice is included in and made part of this Agreement.
     1. Grant of the Option.
          (a) Subject to the provisions of this Agreement and the provisions of the Apache Corporation 2007 Omnibus Equity Compensation Plan (the “Plan”), the Company hereby grants to the Participant, pursuant to the Plan, the right and option (the “Option”) to purchase all or any part of the number of shares of $0.625 par value common stock of the Company (“Shares”) set forth in the Grant Notice at the Option Price per Share and on the other terms as set forth in the Grant Notice.
          (b)The Option is intended to be a Non-Qualified Stock Option.
     2. Exercisability of the Option.
          The Option shall vest and become exercisable in accordance with the exercisability schedule and other terms set forth in the Grant Notice. The Option shall terminate on the Expiration Date (the “Expiration Date”) set forth in the Grant Notice, subject to earlier termination as set forth in the Plan and this Agreement.
     3. Method of Exercise of the Option.
          (a) The Participant may exercise the Option, to the extent then exercisable, by contacting Fidelity, the Plan’s Administrative Agent, at www.netbenefits.com or calling 1-800-544-9354, or delivering a written notice to the Office of the Secretary of the Company in a form satisfactory to the Committee specifying the number of Shares with respect to which such Option is being exercised and payment to the Company of the aggregate Option Price in accordance with Section 3(b).
          (b) At the time the Participant exercises the Option, the Participant shall pay the Option Price of the Shares as to which the Option is being exercised to the Company, subject to such terms, conditions and limitations as the Committee may prescribe: (i) in cash, including the wire transfer of funds in U.S. dollars to a Company bank account located in the United States designated by the Company; (ii) by personal, certified or cashier’s check payable in U.S. dollars to the order of the Company; (iii) by delivery to Fidelity or to the Office of the Secretary of the Company of certificates representing a number of Shares then owned by the Participant and held by the Participant for a period of at least six months prior to the date of such delivery having an aggregate Fair Market Value at the Exercise Date equal to the aggregate such Option Price, properly endorsed for transfer to the Company; (iv) by certification or attestation to Fidelity or to the Office of the Secretary of the Company of the Participant’s ownership, and holding for a period of at least six months, as of the Exercise Date of a number of Shares having an aggregate Fair Market Value at the Exercise Date equal to such aggregate Option Price; (v) by delivery to Fidelity or to the Office of the Secretary of the Company of a properly executed written notice of exercise together with irrevocable instructions to a broker to promptly deliver to the Company, by wire transfer or check as provided in clause (i) or (ii) of this Section 3(b), the amount of the proceeds of the sale of all or a portion of the Shares as to which the Option is so exercised or of a loan from the broker to the Participant necessary to pay the aggregate such Option Price; or (vi) by a combination of the consideration provided for in the foregoing clauses (i), (ii), (iii), (iv) and (v).
          (c) The Company’s obligation to deliver the Shares to which the Participant is entitled upon exercise of the Option is conditioned on payment in full to the Company of the aggregate Option Price of those Shares and the required tax withholding related to such exercise.

     4. Termination.
          The Option shall terminate upon termination of the Participant’s employment with the Company and the Affiliates for any reason, and no Shares may thereafter be purchased under the Option except as provided below. Notwithstanding anything contained in this Agreement, the Option shall not be exercised after the Expiration Date.
          (a) Termination by Company or Affiliate without Cause or by Participant. If such termination of the Participant’s employment is by the Company or an Affiliate without Cause or by the Participant other than under circumstances described in paragraph (b), (c) or (d) of this Section 4, the Option, to the extent exercisable as of the date of such termination, shall thereafter be exercisable for a period of three months from the date of such termination.
          (b) Death and Disability. If such termination of the Participant’s employment is due to the Participant’s death or disability (as determined pursuant to the Company’s Long-Term Disability Plan or any successor plan), the Option, (1) with respect to 100% of the Shares subject to the Option in the case of death, or (2) to the extent exercisable as of the date of such termination due to disability, shall thereafter be exercisable until the first anniversary of the date of such termination.
          (c) Retirement. If such termination of the Participant’s employment is due to the Participant’s retirement at or after attainment of age 60, the Option shall thereafter be exercisable for all or any portion of the full number of Shares available for purchase under the Option until the third anniversary of the date of such termination.
          (d) Termination for Cause. If the Participant’s employment is terminated by the Company or an Affiliate for Cause, as defined in Section 10.2 of the Plan, then the portion of the Option that has not been exercised shall immediately terminate.
     5. Non-Transferability of the Option.
     The Option shall not be transferable otherwise than by will or the laws of descent and distribution, and is exercisable, during the lifetime of the Optionee, only by him, subject to the conditions and exceptions set forth in Section 14.2 of the Plan.
     6. Taxes and Withholdings.
     At the time of receipt of Shares upon the exercise of all or any part of the Option, the Participant shall pay to the Company in cash (or make other arrangements, in accordance with Section 11 of the Plan, for the satisfaction of) any taxes of any kind and social security payments due or potentially payable or required to be withheld with respect to such Shares; provided, however, that pursuant to any procedures, and subject to any limitations as the Committee may prescribe and subject to applicable law, the Participant may elect to satisfy, in whole or in part, such withholding obligations by (a) directing Fidelity, as the Plan’s Administrative Agent, or to the Office of the Secretary to withhold Shares otherwise issuable to the Participant upon exercise of the Option, provided, however, that the amount of any Shares so withheld shall not exceed the amount necessary to satisfy required Federal, state, local and non-United States withholding obligations using the minimum statutory withholding rates for Federal, state, local and/or non-U.S. tax purposes, including payroll taxes, that are applicable to supplemental taxable income); (b) certification or attestation to Fidelity or to the Office of the Secretary of the Company of the Participant’s ownership, and holding for a period of at least six months, as of the Exercise Date, of a number of Shares having an aggregate Fair Market Value as of the Exercise Date not greater than such tax and other obligations; and/or (c) delivery to Fidelity or to the Office of the Secretary of the Company of a number of Shares then owned by the Participant and held by the Participant for a period of at least six months prior to the date of such delivery having an aggregate Fair Market Value as of the Exercise Date not greater than such tax and other obligations. Any such election made by the Participant must be (i) made on or prior to the applicable Exercise Date and (ii) irrevocable, made in writing, signed by the Participant, and shall be subject to any restrictions or limitations that the Committee, in its sole discretion, deems appropriate.

     7. No Rights as a Shareholder.
          Neither the Participant nor any other person shall become the beneficial owner of the Shares subject to the Option, nor have any rights to dividends or other rights as a shareholder with respect to any such Shares, until the Participant has actually received such Shares following the exercise of the Option in accordance with the terms of the Plan and this Agreement.
     8. No Right to Continued Employment.
          Neither the Option nor any terms contained in this Agreement shall confer upon the Participant any express or implied right to be retained in the employment or service of the Company or any Affiliate for any period, nor restrict in any way the right of the Company or any Affiliate, which right is hereby expressly reserved, to terminate the Participant’s employment or service at any time for any reason. The Participant acknowledges and agrees that any right to exercise the Option is earned only by continuing as an employee of the Company or an Affiliate at the will of the Company or such Affiliate, or satisfaction of any other applicable terms and conditions contained in the Plan and this Agreement, and not through the act of being hired, being granted the Option or acquiring Shares hereunder.
     9. The Plan.
          In consideration for this grant, the Participant agrees to comply with the terms of the Plan and this Agreement. Unless defined herein, capitalized terms are used herein as defined in the Plan. In the event of any conflict between the provisions of the Plan and this Agreement, the provisions of the Plan shall control, and this Agreement shall be deemed to be modified accordingly. This Agreement is subject to all the terms, provisions and conditions of the Plan, which are incorporated herein by reference, and to such regulations as may from time to time be adopted by the Committee. The Plan and the prospectus describing the Plan can be found on the Company’s HR intranet and the Fidelity website (www.netbenefits.com). A paper copy of the Plan and the prospectus shall be provided to the Participant upon the Participant’s written request to the Company at 2000 Post Oak Blvd., Suite 100, Houston, Texas 77056-4400, Attention: Corporate Secretary.
     10. Compliance with Laws and Regulations.
          (a) The Option and the obligation of the Company to sell and deliver Shares hereunder shall be subject in all respects to (i) all applicable Federal and state laws, rules and regulations and (ii) any registration, qualification, approvals or other requirements imposed by any government or regulatory agency or body which the Committee shall, in its discretion, determine to be necessary or applicable. Moreover, the Option may not be exercised if its exercise, or the receipt of Shares pursuant thereto, would be contrary to applicable law. If at any time the Company determines, in its discretion, that the listing, registration or qualification of Shares upon any national securities exchange or under any state or Federal law, or the consent or approval of any governmental regulatory body, is necessary or desirable, the Company shall not be required to deliver any certificates for Shares to the Participant or any other person pursuant to this Agreement unless and until such listing, registration, qualification, consent or approval has been effected or obtained, or otherwise provided for, free of any conditions not acceptable to the Company.
          (b) It is intended that the Shares received upon the exercise of the Option shall have been registered under the Securities Act. If the Participant is an “affiliate” of the Company, as that term is defined in Rule 144 under the Securities Act (“Rule 144”), the Participant may not sell the Shares received except in compliance with Rule 144. Certificates representing Shares issued to an “affiliate” of the Company may bear a legend setting forth such restrictions on the disposition or transfer of the Shares as the Company deems appropriate to comply with Federal and state securities laws.
          (c) If at the time of exercise of all or part of the Option, the Shares are not registered under the Securities Act, and/or there is no current prospectus in effect under the Securities Act with respect to the Shares, the Participant shall execute, prior to the delivery of any Shares to the Participant by the Company pursuant to this Agreement, an agreement (in such form as the Company may specify) in which the Participant represents and warrants that the Participant is purchasing or acquiring the shares acquired under this Agreement for the Participant’s own account, for investment only and not with a view to the resale or distribution thereof, and represents and agrees that any subsequent offer for sale or distribution of any kind of such Shares shall be made only pursuant to either (i) a registration statement on an appropriate form under the Securities Act, which registration statement has become effective and is current with regard to the Shares being offered or sold, or (ii) a specific exemption from the registration requirements of the Securities Act, but in claiming such exemption the Participant shall, prior to any offer for sale of such Shares, obtain a prior favorable written opinion, in form and substance satisfactory to the Company, from counsel for or approved by the Company, as to the applicability of such exemption thereto.
     11. Notices.
          All notices by the Participant or the Participant’s assignees shall be addressed to the Administrative Agent, Fidelity, through the Participant’s account at www.netbenefits.com, or such other address as the Company may from time to time specify. All notices to the Participant shall be addressed to the Participant at the Participant’s address in the Company’s records.
     12. Other Plans.
          The Participant acknowledges that any income derived from the exercise of the Option shall not affect the Participant’s participation in, or benefits under, any other benefit plan or other contract or arrangement maintained by the Company or any Affiliate.
     13. Terms of Employment.
          The Plan is a discretionary plan. The Participant hereby acknowledges that neither the Plan nor this Agreement forms part of his terms of employment and nothing in the Plan may be construed as imposing on the Company or any Associated Company a contractual obligation to offer participation in the Plan to any employee of the Company or any Associated Company. The Company or any Associated Company is under no obligation to grant further Shares to any Participant under the Plan. The Participant hereby acknowledges that if he ceases to be an employee of the Company or any Associated Company for any reason, he shall not be entitled by way of compensation for loss of office or otherwise howsoever to any sum or other benefit to compensate him for the loss of any rights under this Agreement or the Plan.